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                                                                    EXHIBIT 99.3

                        CONSENT OF NAMED MANAGER NOMINEE

     The undersigned does hereby consent to being named as a person about to become a manager in the Form S-4 registration statement filed by Dorchester Minerals, L.P.

Dated: May 2, 2002                         /s/ William Casey McManemin
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                                    William Casey McManemin